UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 21, 2007

                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)


         California                      001-14431               95-4676679
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


              630 East Foothill Blvd.
               San Dimas, California                            91773
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600
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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)


         California                      001-12008               95-1243678
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


              630 East Foothill Blvd.
               San Dimas, California                            91773
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act
    (17 CFR 14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

                            Section 8 - Other Events

Item 8.01.      Other Events.

         On May 21, 2007, the Board of Directors amended the 2003 Non-Employee Directors Stock Plan to eliminate the annual grant of stock options for non-employee directors and to provide instead for annual grants of restricted stock units equal in value to the annual retainer for non-employee directors, effective as of May 1, 2007. No shareholder approval is required for this amendment to the Plan.


                  Section 9 - Financial Statements and Exhibits

Item 9.01.      Financial Statements and Exhibits.


        Exhibit 10.1.   2003 Non-Employee Directors Stock Plan, as amended


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN STATES WATER COMPANY

Date: May 24, 2007                           /s/ Robert J. Sprowls
                                        ----------------------------------------
                                                 Robert J. Sprowls
                                         Sr. Vice President, Chief Financial
                                      Officer, Treasurer and Corporate Secretary